Exhibit 10.183

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 7

to

Purchase Agreement No. 03776

between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 737-9 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of December 27th, 2016, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 3776 dated July 12, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 737-9 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Boeing and Customer agree to *** 737-9 Aircraft as follows:

	Manufacturer Serial Number	Original Delivery Month Prior to SA-7	New Delivery Month Commencing With SA-7
***	***	***	***

UAL-PA-03776	SA-7	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 7 to

Purchase Agreement No. 03776

WHEREAS, Customer and Boeing agree to cross model substitute sixty-one (61) 737-700 aircraft with sixty-one (61) 737-9 aircraft as specified below in Figure 1 and in Purchase Agreement No. 3784 with each such 737-9 aircraft being referred to as a “Special MAX9 Aircraft” and to incorporate applicable amendments to the Purchase Agreement:

Figure 1

	Aircraft Type at SA-12	Delivery Month at SA-12	Aircraft Type as of SA-13	New Delivery Month
1	737-700	***	737-9	***
2	737-700	***	737-9	***
3	737-700	***	737-9	***
4	737-700	***	737-9	***
5	737-700	***	737-9	***
6	737-700	***	737-9	***
7	737-700	***	737-9	***
8	737-700	***	737-9	***
9	737-700	***	737-9	***
10	737-700	***	737-9	***
11	737-700	***	737-9	***
12	737-700	***	737-9	***
13	737-700	***	737-9	***
14	737-700	***	737-9	***
15	737-700	***	737-9	***
16	737-700	***	737-9	***
17	737-700	***	737-9	***
18	737-700	***	737-9	***
19	737-700	***	737-9	***
20	737-700	***	737-9	***
21	737-700	***	737-9	***
22	737-700	***	737-9	***
23	737-700	***	737-9	***
24	737-700	***	737-9	***
25	737-700	***	737-9	***
26	737-700	***	737-9	***
27	737-700	***	737-9	***
28	737-700	***	737-9	***
29	737-700	***	737-9	***
30	737-700	***	737-9	***
31	737-700	***	737-9	***

	Aircraft Type at SA-12	Delivery Month at SA-12	Aircraft Type as of SA-13	New Delivery Month
32	737-700	***	737-9	***
33	737-700	***	737-9	***
34	737-700	***	737-9	***
35	737-700	***	737-9	***
36	737-700	***	737-9	***
37	737-700	***	737-9	***
38	737-700	***	737-9	***
39	737-700	***	737-9	***
40	737-700	***	737-9	***
41	737-700	***	737-9	***
42	737-700	***	737-9	***
43	737-700	***	737-9	***
44	737-700	***	737-9	***
45	737-700	***	737-9	***
46	737-700	***	737-9	***
47	737-700	***	737-9	***
48	737-700	***	737-9	***
49	737-700	***	737-9	***
50	737-700	***	737-9	***
51	737-700	***	737-9	***
52	737-700	***	737-9	***
53	737-700	***	737-9	***
54	737-700	***	737-9	***
55	737-700	***	737-9	***
56	737-700	***	737-9	***
57	737-700	***	737-9	***
58	737-700	***	737-9	***
59	737-700	***	737-9	***
60	737-700	***	737-9	***
61	737-700	***	737-9	***

UAL-PA-03776	SA-7	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 7 to

Purchase Agreement No. 03776

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents.

The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-7”).

2.	Tables.

Table 1 entitled “737-9 Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled “Table 1” (identified by “SA-7”).

3.	Supplemental Exhibits.

Supplemental Exhibit BFE1 entitled “Buyer Furnished Equipment Variables” is deleted in its entirety and replaced with the attached similarly titled Supplemental Exhibit BFE1 (identified by “SA-7”) to incorporate the Special MAX9 Aircraft.

4.	Letter Agreements.

4.1. Letter Agreement No. UAL-PA-03776-LA-1207644 entitled “*** Aircraft” is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-03776-LA-1207644R1 to incorporate certain revisions regarding the aggregate quantity of *** Aircraft under the Purchase Agreement.

4.2. Letter Agreement No. UAL-PA-03776-LA-1207650 entitled “Special Matters” is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-03776-LA-1207650R1 to incorporate the Special MAX9 Aircraft.

4.3. Letter Agreement UAL-PA-03776-LA-1208055 entitled “***” is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-03776-LA-1208055R1 to incorporate the Special MAX9 Aircraft.

4.4. Letter Agreement No. UAL-PA-3776-LA-1606848 entitled “*** Special MAX9 Aircraft” is added to the Purchase Agreement to provide certain delivery ***.

4.5. Letter Agreement UAL-LA-1604287 entitled “Certain ***” is hereby incorporated by the Purchase Agreement.

5.	Miscellaneous.

5.1. If Boeing or Customer determines that an Exhibit, a Supplemental Exhibit or a Letter Agreement should be further amended to incorporate Special MAX9 Aircraft, then Boeing and Customer will work together for a mutually agreeable solution.

UAL-PA-03776	SA-7	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 7 to

Purchase Agreement No. 03776

5.2. Boeing and Customer agree to *** of *** pursuant to §2.2 of Supplemental Agreement No. 13 to Purchase Agreement No. 3784 (SA-13 for 737NG) for application on the effective date of SA-13 for 737NG exclusively to Customer purchase agreement payment obligations as follows:

		Purchase Agreement No. 3784		Purchase Agreement No. 3776		Purchase Agreement No. 3860		Purchase Agreement No. 4308		TOTAL
Amount due for SA-7 to Purchase Agreement No. 3776: (61) 737-9 Aircraft					$***						$***

Payment Application Date	Payment Due Date
Effective date of SA 13 for 737NG	***	$	***	$	***	$	***	$	***	$	***
Effective date SA 13 for 737NG	***			$	***	$	***	$	***	$	***
Effective date SA 13 for 737NG	***	$	***	$	***	$	***	$	***	$	***
Effective date SA 13 for 737NG	***	$	***	$	***	$	***	$	***	$	***

Total		$	***	$	***	$	***	$	***	$	***

The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

The rest of this page is left intentionally blank.

UAL-PA-03776	SA-7	Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 7 to

Purchase Agreement No. 03776

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Senior Vice President Finance, Procurement and Treasurer
Title	Title

UAL-PA-03776	SA-7	Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER

Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE

1.	Aircraft Information Table – 737-9	SA-7

EXHIBITS

A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables	SA-7
CS1.	Customer Support Variables
EE1.	Engine Warranty ***
SLP1.	Service Life Policy Components

LETTER AGREEMENTS

UAL-PA-03776-LA-1207637	*** Matters
UAL-PA-03776-LA-1207638	***
UAL-PA-03776-LA-1207640	Demonstration Flight Waiver
UAL-PA-03776-LA-1207643	Open Matters
UAL-PA-03776-LA-1207644R1	*** Aircraft	SA-7
	*** Aircraft - Attachment A	SA-6
UAL-PA-03776-LA-1207646	Promotional Support
UAL-PA-03776-LA-1207647	Seller Purchased Equipment
UAL-PA-03776-LA-1207649	Spare Parts Initial Provisioning
UAL-PA-03776-LA-1207650R1	Special Matters	SA-7
UAL-PA-03776-LA-1208055R1	***	SA-7
UAL-PA-03776-LA-1208122	***
UAL-PA-03776-LA-1208123	*** Matters
UAL-PA-03776-LA-1208157	***

UAL-PA-03776	TABLE OF CONTENTS	SA-7, Page 1 of 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

LETTER AGREEMENTS, continued		SA NUMBER

UAL-PA-03776-LA-1208234	Privileged and Confidential Matters
UAL-PA-03776-LA-1208596	AGTA Matters
UAL-PA-03776-LA-1208238	Assignment Matters
UAL-PA-03776-LA-1208869	Delivery *** Matters
UAL-PA-03784-LA-1207869	737 Production Adjustments
UAL-PA-3776-LA-1606848	*** Special MAX9 Aircraft	SA-7

UAL-LA-1604287	Certain ***	Dec. 2016
Letter
Agreement
No. 1

SUPPLEMENTAL AGREEMENTS	DATED AS OF

Supplemental Agreement No. 1	June 17, 2013

Supplemental Agreement No. 2	January 14, 2015

Supplemental Agreement No. 3	May 26, 2015

Supplemental Agreement No. 4	June 12, 2015

Supplemental Agreement No. 5	January 20, 2016

Supplemental Agreement No. 6	February 8, 2016

Supplemental Agreement No. 7	December 27, 2016

Dec. 2016 Letter Agreement No. 1: UAL-LA-1604287 entitled “Certain ***”	December 27, 2016

UAL-PA-03776	TABLE OF CONTENTS	SA-7, Page 2 of 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Table 1 To Purchase Agreement No. 03776

737-9 Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-9		*** pounds	Detail Specification:	***

Engine Model/Thrust: ***			*** pounds	Airframe Price Base Year/Escalation Formula:		***		***

Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:		***		***

Optional Features:		$	***	Airframe Escalation Data:

Sub-Total of Airframe and Features:		$	***	Base Year Index (ECI):			***

Engine Price (Per Aircraft):		$	***	Base Year Index (CPI):			***

Aircraft Basic Price (Excluding BFE/SPE):		$	***

Buyer Furnished Equipment (BFE) Estimate:		$	***

Seller Purchased Equipment (SPE) Estimate:		$	***

Deposit per Aircraft:		$	***

# of Aircraft	Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Actual or Nominal Delivery Month*	Escalation Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
							***	***	***	***
							***	***	***	***
***	***	***	***	***	***	$***	$***	$***	$***	$***

	Total:	***

*	Nominal delivery month, *** pursuant to Letter Agreement number UAL-PA-03776-LA-1207643.

Note: Serial Numbers are provided as guidance only and are subject to change.

***

UAL-PA-03776 64721-1F.TXT	Boeing / United Airlines, Inc. Proprietary	Table 1 per SA-7, Page 1

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

United Airlines, Inc.

Supplemental Exhibit BFE1

to Purchase Agreement Number PA-03776

UAL-PA-03776-BFE1, Page 1	SA-7
BOEING / UNITED AIRLINES, INC. PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-9 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.	Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

***	*****

***	*****

***	*****

***	*****

***	***

***	*****

****
***	*****

*	For a new certification, supplier requires notification *** prior to
***	on-dock date.
**	Actual Supplier Selection dates will be provided when the final monthly delivery positions are available to Customer.

Customer will enter into initial agreements with the selected *** suppliers on or before *** after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

UAL-PA-03776-BFE1, Page 2	SA-7
BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.	On-dock Dates and Other Information.

On or before ***, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth in Attachment 1.

3.	Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier  portal/index  general.html

UAL-PA-03776-BFE1, Page 1	SA-7
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment 1 to Supplemental Exhibit BFE1

Nominal Del Date	Aircraft Qty	***	***	***	***	***	***	***	***	***	***
***	****	***	***	***	***	***	***	***	***	***	***

***

UAL-PA-03776-BFE1	SA-7
Attachment 1, Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03776-LA-1207644R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	*** Aircraft – 737-9

Reference: Purchase	Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and
United	Continental Holdings, Inc. (Customer) relating to Model 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Right to Purchase *** Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the *** Model 737-9 aircraft as *** aircraft (*** Aircraft).

2.	Delivery.

The number of aircraft and delivery months are listed in the Attachment A to this Letter Agreement. The scheduled delivery position of each *** Aircraft listed in Attachment A provides the delivery schedule in *** consisting of a nominal delivery month (Nominal Delivery Month) plus and minus ***. No later than *** prior to Nominal Delivery Month of Customer’s first *** Aircraft in each calendar year, Boeing will provide written notice with a revised Attachment A of the scheduled delivery month for each *** Aircraft with a Nominal Delivery Month in such calendar year.

3.	Configuration.

3.1 Subject to the provisions of Article 3.2, below, the configuration for the *** Aircraft will be the Detail Specification for Boeing Model 737-9 aircraft at the revision level in effect at the time of Definitive Agreement (as defined below). Such Detail Specification will be revised to include (i) changes applicable to the Detail Specification that are developed by Boeing between the *** (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

UAL-PA-03776-LA-1207644R1
*** Aircraft – 737-9	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

3.2 Subject to ***, the *** Aircraft ***, provided that it can achieve *** which would result pursuant to the provisions of Article ***.

4.	Price.

4.1 The Airframe Price and Optional Features Prices for each of the *** Aircraft is identified in Attachment A to this Letter Agreement. ***.

4.2 The Airframe Price, Optional Features Prices, and Aircraft Basic Price for each of the *** Aircraft shall be adjusted in accordance with the terms set forth in Article 2.1.5 (Escalation Adjustment) of the AGTA.

4.3 The *** Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.

5.	Payment.

5.1 ***

5.2 Notwithstanding the amount shown in Attachment A, the *** Deposit will be *** for each *** Aircraft.

UAL-PA-03776-LA-1207644R1
*** Aircraft – 737-9	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY Execution Version SA-7 to 737*** Purchase Agreement No. 03776, Page 25 of 52

5.3 At Definitive Agreement for the *** Aircraft, *** will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the *** Aircraft will be paid ***.

6.	***.

6.1 Customer may *** by giving written notice to Boeing on or before the date *** prior to the earlier of the first day of either the Nominal Delivery Month or the delivery month listed in Attachment A (*** Date).

6.2 ***

6.3 If at any given time, the aggregate number of *** Aircraft *** Aircraft, then Customer may request for Boeing to *** Aircraft in *** Aircraft under the Purchase Agreement on the basis of the terms of this Letter Agreement.

6.3.1 Boeing will accommodate Customer’s request for *** Aircraft in accordance with the terms of Letter Agreement 6-1162-KKT-080, as amended; provided, however, that such Boeing accommodation is further conditioned upon Boeing having *** for *** Aircraft.

6.3.2 In response to any Customer request for ***, Boeing will provide a written notice for Customer’s consideration and written acceptance within *** of such Boeing notice. Delivery months will be specified in Boeing’s notice for confirmation by Customer through execution of a supplemental agreement incorporating *** Aircraft. Delivery positions of *** Aircraft will be subject to mutual agreement and will take into account ***.

7.	Definitive Agreement.

Following Customer’s *** the parties will sign a definitive agreement for the purchase of such *** Aircraft (Definitive Agreement) within *** of such exercise. The Definitive Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement. In the event the parties have not entered into a Definitive Agreement within *** days following ***, either party may *** such *** Aircraft by giving written notice to the other within ***. If Customer and Boeing fail to enter into the Definitive Agreement, Boeing will *** for *** Aircraft and shall have no further obligation with respect to *** Aircraft.

UAL-PA-03776-LA-1207644R1
*** Aircraft – 737-9	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

8.	Assignment.

Except as provided in Letter Agreement No. UCH-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

9.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By:	Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-03776-LA-1207644R1
*** Aircraft – 737-9	Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 27, 2016

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Senior Vice President

Its:	Finance, Procurement & Treasurer

UAL-PA-03776-LA-1207644R1
*** Aircraft – 737-9	Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03776-LA-1207650R1

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Special Matters – 737 MAX Aircraft

References:	1) Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft); and
2) Letter Agreement UAL-PA-03776-1207638 entitled “Aircraft ***” (*** Letter)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-0 3776-LA-1207650 dated July 12, 2012.

1.	***.

1.1 ***. At the *** of each 737-9 Aircraft, Boeing *** to Customer *** in an *** the 737-9 Aircraft ***.

1.2 737-9 ***. At the *** of each 737-9 Aircraft, Boeing *** to Customer *** in an ***. Boeing represents that *** of this 737-9 *** is consistent with the terms of Letter Agreement 6-1162-KKT-080, as amended.

1.3 737-8 *** Aircraft ***. Pursuant to the *** Letter, Customer may *** of 737-8 aircraft *** (737-8 *** Aircraft). At the *** of each 737-8 *** Aircraft, Boeing *** to Customer *** (737-8 *** Aircraft ***).

UAL-PA-03776-LA-1207650R1	SA-7
Special Matters	Page 1
BOEING / UNITED AIRLINES PROPRIETARY

1.4 737-7 *** Aircraft ***. Pursuant to the *** Letter, Customer may *** 737-7 aircraft in place of certain Aircraft (737-7 *** Aircraft). At the time of delivery of each 737-7 *** Aircraft, Boeing *** to Customer *** 737-7 *** Aircraft *** (737-7 *** Aircraft ***).

1.5 *** 737 *** and ***.

The parties agree to the following *** which will *** Aircraft (*** Aircraft).

1.5.1 At the time *** of each applicable *** 737-9 Aircraft, Boeing *** to Customer *** 737-9 Aircraft *** and *** to be used solely for the *** of Boeing *** and *** and shall not be applied to *** or ***.

1.5.2 Boeing and Customer will work together to assess and agree to determine whether and how *** established in Attachment 1 is *** provided in Attachment 2 to this Letter Agreement. Such assessment will incorporate the methodology and .assumptions incorporated in development of Attachment 1 to this Letter Agreement including *** to the effective date of Supplemental Agreement No. 7 to the 787 Purchase Agreement No. 3860 and *** in Attachment 1 to this Letter Agreement.

2.	***.

Unless otherwise noted, the *** stated in Paragraphs 1.1 through 1.5 *** are in *** dollars and will be *** to the scheduled month of the respective Aircraft delivery pursuant to the *** formula set forth in the Purchase Agreement applicable to the Aircraft. The *** may, at the election of Customer, be *** Boeing *** and *** (but shall ***).

3.	737-9 *** Configuration.

Boeing agrees to make the 737 *** available for the 737-9 through Boeing’s standard pricing and offerability process (Offerable). In the event that Boeing does not make the 737 *** Offerable for delivery starting with Customer’s *** 737-9 aircraft by its scheduled delivery month, then Boeing will *** of each 737-9 equal to *** for each

UAL-PA-03776-LA-1207650R1	SA-7
Special Matters	Page 2
BOEING / UNITED AIRLINES PROPRIETARY

passenger seat *** in the Aircraft configuration with the 737 *** as set forth in Attachment 1 to this Letter Agreement as opposed to the number of passenger seats in a 737-9 aircraft configuration (subject to the requirements in Attachment 3, unless otherwise mutually agreed) without the 737 *** per 737-9 Aircraft). For the avoidance of doubt, Boeing’s *** the 737 *** will *** when the 737 *** (or any improved version of such which does not ***) becomes, and remains, Offerable for the 737-9 aircraft not yet delivered to Customer.

4.	737 Supplier Management.

It is Boeing’s 737 MAX design intent to maintain as much commonality with the 737NG while also achieving the 737 MAX performance requirements (including, but not limited to, fuel bum, range, payload, etc.) that the market demands. If a *** leads to a Supplier Product to be available *** for the 737 MAX where *** on the 737NG, or if an existing 737NG ***, then Boeing will ensure that *** the *** 737 MAX operators ***. These *** agreements, known as ***, will include (but not be limited to) enforceable provisions related to *** Boeing will utilize *** efforts to ensure that the terms of such *** agreements are ***.

5.	Supplier Diversity.

Customer and Boeing agree to work towards a mutually agreeable solution for meeting diversity requirements in the supply base. Notwithstanding the foregoing sentence, Boeing agrees to (i) identify parts and equipment where Customer makes the procurement decision for potential opportunities; (ii) submit indirect reports until other options are vetted and approved; and (iii) continue to engage with Customer with regard to supplier diversity to ensure Boeing supports Customer’s requirements.

6.	Delivery ***.

Customer and Boeing agree that both Customer and Boeing will have certain Aircraft ***. Such *** are provided to Customer and Boeing pursuant to Letter Agreement No. UAL-PA-03776-LA-1208869.

7.	Assignment.

Unless otherwise noted herein, the *** described in this Letter Agreement are provided as *** to Customer and in consideration of ***

UAL-PA-03776-LA-1207650R1	SA-7
Special Matters	Page 3
BOEING / UNITED AIRLINES PROPRIETARY

***. Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. ***

8.	Confidentiality

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By:	Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-03776-LA-1207650R1	SA-7
Special Matters	Page 4
BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 27, 2016

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance,
Procurement and Treasurer

UAL-PA-03776-LA-1207650R1	SA-7
Special Matters	Page 5
BOEING / UNITED AIRLINES PROPRIETARY

Attachment 1 to Letter Agreement UAL-PA-03776-LA-1207650R1: ***

***

Current scenario:

Year	787-10 ***-	787-10 ***	777-300***	737 *** and ***	Fixed *** and ***+	***
***	***	***				***

							Discount Rate		***%

Total	***	***	***	***	***	***

PV (***%)	***	***	***	***	***	***	***	$	***

Alternative scenario:

Col. 1	Col. 2	Col. 3	Col. 4	Col. 5	Col. 6	Col. 7
Year	787-10 ***-	787-10 ***	777-300***	Special 737-7 *** and ***	*** +	***
***	***	***	***	***	***	***

							Discount Rate		***%
Total	***	***	***	***	***	***

PV (***%)	***	***	***	***	***	***	***	$	***

				*** of Boeing ***:		***

+ - Note: Payment dates for the “Fixed *** and ***” amounts and other related payments to Customer will be subject to adjustment as mutually agreed by the parties to reflect *** incorporated by the Supplemental Agreements executed on March 7 and this Supplemental Agreement 7. *** subsequent to March 7 should be reviewed for *** to be issued in columns (5) and (6).

UAL-PA-03776-LA-1207650R1	SA-7
Special Matters	Attachment 1 to UAL-PA-03776-LA-1207650R1, Page 1

BOEING / UNITED AIRLINES PROPRIETARY

Attachment 2 to Letter Agreement UAL-PA-03776-LA-1207650R1: Limited 737-9 Aircraft ***

***

Current scenario:

Year	787-10 ***	787-10 ***	777-300***	737 *** and ***	*** and ***	Total Cashflow
***	***	***				***

							Discount Rate		***%

Total	***	***		—	—	***

PV (***%)	***	***	—	—		***	***	$	***

Alternative scenario: ***s & 4th Quarter *** Forecast:

Year	787-10 ***	787-10 ***	777-300***	737 MAX9 *** ***	***	***
***	***	***	***	***	***	***

							Discount Rate		***%

Total	***	***	***	***	***	***

PV (***%)	***	***	***	***	***	***	***	$	***

UAL-PA-03776-LA-1207650R1	SA-7
Special Matters	Attachment 2 to UAL-PA-03776-LA-1207650R1, Page 1

BOEING / UNITED AIRLINES PROPRIETARY

Execution Version SA-7 to 737MAX Purchase Agreement No. 03776, Page 35 of 52

Attachment 3 to Letter Agreement UAL-PA-03776-LA-1207650R1

***

Attachment 3 to Letter Agreement UAL-PA-03776-LA-1207650R1

01-20-12

UAL-PA-03776-LA-1207650R1 Special Matters	Attachment 3 to UAL-PA-03776-LA-1207650R1,	SA-7
	BOEING / UNITED AIRLINES PROPRIETARY	Page 1

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-03776-LA-1208055R1

United Continental Holdings, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	*** Program

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737-9 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03776-LA-1208055 dated July 12, 2012.

1.	Definitions.

*** Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

*** Aircraft will have the meaning specified in letter agreement UAL-PA-03776-LA-1207644 relating to 737-9 *** Aircraft.

Program Aircraft means each Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter Agreement and any *** Aircraft for which Customer has ***.

2.	Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the *** for the Airframe Price and *** Features Prices for each Program Aircraft shall be determined in accordance with this Letter Agreement.

3.	*** Forecast.

Boeing will release an *** forecast in *** of each year based on Boeing’s then current standard ***. Only one *** forecast shall be used to conduct the *** analysis performed in accordance with Article 4.1, below, for a given Program Aircraft. The *** forecast applicable to a given Program Aircraft is set forth in Attachment A.

4.	***.

4.1 If the *** forecast, as set forth in Article 3, above, ***

UAL-PA-03776-LA-1208055R1	SA-7
*** Program	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

***, as set forth in Attachment B, *** any Program Aircraft that is *** such *** forecast, as set forth in Attachment A, then Boeing shall issue an *** Notice to the Customer by the date set forth in Attachment A. Such *** Notice shall, ***, either:

4.1.1 *** for such affected Program Aircraft *** as set forth in Attachment B; or

4.1.2 provide Customer with the *** as set forth in Attachment B and the actual *** factor determined in accordance with ***; or

4.1.3 provide Customer with *** as set forth in Attachment B, with Boeing and Customer *** as set forth in Attachment B ***.

4.1.4 In the event that Boeing *** the *** Notice as detailed in Article 4.1.2 or Article 4.1.3 and Customer ***, then Customer *** the Purchase Agreement with respect to such affected Program Aircraft.

4.2 If Boeing provides Customer the *** described in Article 4.1.2 or Article 4.1.3 above, then Customer shall notify Boeing *** contained in Articles 4.1.2, 4.1.3, or 4.1.4 above within *** of its receipt of the *** Notice from Boeing. In the event Customer *** in accordance with Article 4.1.4 above, then Boeing *** Customer, *** for the *** Program Aircraft.

4.2.1 Within *** of Boeing’s receipt of *** notice for any such *** Program Aircraft under Article 4.2 above, Boeing *** written notice to Customer to *** related to such *** Program Aircraft ***, by Customer.

4.2.2 Should Customer *** any notice to Boeing in accordance with Article 4.2 above, then the *** for such Program Aircraft shall be *** in accordance with Article 4.1.2.

UAL-PA-03776-LA-1208055R1 *** Program	SA-7 Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

4.3 In the event that the *** of a Program Aircraft that is subject to either Article 4.1.1, Article 4.1.2 or Article 4.1.3 above, *** applicable to such Program Aircraft will be determined pursuant to Article 5 below.

5.	***.

5.1 If the *** forecast, as set forth in Article 3, *** any Program Aircraft *** as set forth in Attachment B and *** as set forth in Attachment B, *** for such Program Aircraft *** as set forth in Attachment B *** as set forth in Attachment B ***.

5.2 In the event the *** at *** a Program Aircraft subject to Article 5.1 above, *** applicable to such Program Aircraft will be determined pursuant to Article 6 below.

6. ***.

If the *** forecast, as set forth in Article 3, above, ***, as set forth in Attachment B, *** any Program Aircraft *** such *** forecast, as set forth in Attachment A, then such *** applicable to such Program Aircraft ***:

6.1 If the *** of a Program Aircraft, *** as set forth in Attachment B for such Program Aircraft, then the *** for such Program Aircraft.

6.2 *** of a Program Aircraft, *** as set forth in Attachment B for such Program Aircraft, then the *** for such Program Aircraft *** as set forth in Attachment B.

UAL-PA-03776-LA-1208055R1	SA-7
*** Program	Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

7.	Applicability to ***.

The ***, identified in the Purchase Agreement as subject to *** pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft shall be *** established in this Letter Agreement for such Program Aircraft *** provisions of the Purchase Agreement ***.

8.	Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

9.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By	/s/ Irma L. Krueger

Its	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	December 27, 2016

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman

Its	Senior Vice President Finance,
Procurement and Treasurer

UAL-PA-03776-LA-1208055R1 *** Program	SA-7

BOEING/UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT A

*** Forecast & *** Notice Date

*** Forecast	Applicable to Program Aircraft Delivering in Time Period	*** Notice Date
***	***	***

UAL-PA-03776-LA-1208055R1	SA-7
*** Program	Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT B

*** Factors - ***

***	***	***	***
***	***	***	***

UAL-PA-03776-LA-1208055R1	SA-7
*** Program	Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-3776-LA-1606848

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	*** Special MAX9 Aircraft

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. References to the Purchase Agreement are to the Purchase Agreement as amended from time to time, including by way of this Letter Agreement and other letter agreements between Boeing and Customer.

1.	***

Customer has the right to *** the delivery of any of the *** Special MAX9 Aircraft from *** delivery month into ***, pursuant to the terms of this Letter Agreement ***. For the avoidance of doubt, the aggregate maximum number of *** is ***.

2.	Notice Requirement.

Customer will provide written notice (*** Notice) of its intent to *** purchase of any eligible Special MAX9 Aircraft no later than the Exercise Notice Due Date specified in Attachment 1 to this Letter Agreement. Each such ***Special MAX9 Aircraft, once confirmed with Boeing as specified in Section 4 herein, is referred to herein as an *** Aircraft.

3.	***.

The *** of Special MAX9 Aircraft which can be *** into *** is specified in Attachment 1 to this Letter Agreement.

UAL-PA-3776-LA-1606848	SA-7
***	LA Page 1
BOEING PROPRIETARY

4.	Definitive Agreement.

If Customer agrees with the *** in the *** Confirmation, then the parties will sign a definitive agreement to incorporate the *** for each *** Aircraft (Supplemental Agreement) within *** of the *** Confirmation. The Supplemental Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement. In the event the parties *** a Supplemental Agreement within *** following *** Confirmation, either party may *** of a Special MAX9 Aircraft by giving written notice to the other within ***. If Customer and Boeing *** Supplemental Agreement, then the delivery month of such Special MAX9 Aircraft is *** specified in the *** Confirmation.

5.	BFE.

The BFE *** dates will *** to support the scheduled delivery month of any applicable *** Aircraft.

6.	Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

7.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By:	Irma L. Kreuger

Its:	Attorney-In-Fact

UAL-PA-3776-LA-1606848	SA-7
***	LA Page 2
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 27, 2016

UNITED AIRLINES, INC.

By:	Gerald Laderman

Its:	Senior Vice President Finance,
Procurement and Treasurer

UAL-PA-3776-LA-1606848	SA-7
***	LA Page 3
BOEING PROPRIETARY

Attachment 1: *** Notice Due Date for ***Special MAX9 Aircraft

***	Annual Limitation Specifics	*** Delivery Month	*** Due Date
***	***	***	***

Attachment 1 to UAL-PA-3776-LA-1606848	SA- 7
***	Attachment 1, Page 1
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-LA-1604287

United Airlines, Inc.

233 South Wacker Drive

Chicago, Illinois 60606

Subject:	Certain *** (Letter Agreement)

References:	(1) Aircraft General Terms Agreement between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) identified as AGTA-UAL (AGTA);

(2) Purchase Agreement No. 3776 between the parties relating to Model 737-9 aircraft, including Letter Agreement UAL-PA-03776-LA- 1207637 entitled “*** Matters” (MAX PDP Letter);

(3)    Purchase Agreement No. 3784 between the parties relating to Model 737NG aircraft, including Letter Agreement UAL-PA-03784-LA-1208155R2 entitled “*** Matters: 737-*** and 2016 737NG Aircraft” (NG PDP Letter);

(4)    Purchase Agreement No. 3860 between the parties relating to Model 787 aircraft, including Section 3 of Letter Agreement UAL-PA-03860- LA-1209413R1 entitled “Special Matters” (787 PDP Matters Section of the Special Matters Letter); and

(5)    Purchase Agreement No. 04308 between the parties relating to Model 777-300ER aircraft, including Letter Agreement UAL-PA- 04308-LA-1404408R1 entitled “*** Matters” (777 PDP Letter), (references (2) through (5) are referred to herein as the Purchase Agreement or Purchase Agreements as the context requires).

Ladies and gentlemen:

All terms used but not defined in this Letter Agreement shall have the same meaning as in the corresponding purchase agreement or AGTA, as applicable.

UAL-LA-1604287
Certain ***	LA Page 1

1.	*** Matter ***.

Notwithstanding the *** Schedule contained in Table 1 of each of the Purchase Agreements or the terms set forth in the 777 PDP Letter, the 787 PDP Matters Section of the Special Matters Letter, the NG PDP Letter and the MAX PDP Letter (collectively, the UAL PDP Letters or UAL PDP Letter as the context requires), Customer *** for any Aircraft on order as of the date of signing the applicable Purchase Agreement, and for any *** Aircraft in accordance with the terms of the applicable UAL PDP Letter; provided, however, that Customer shall retain the right to either (a) *** set forth in any of the UAL PDP Letters, and to the extent that Customer *** then Customer’s *** shall be *** or (b) *** provided that (1) Boeing *** to such *** and (2) such ***.

2.	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04308-LA-1404407 of the 777 Purchase Agreement entitled “Privileged and Confidential Matters”.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-In-Fact

UAL-LA-1604287
Certain ***	LA Page 2

AGREED AND ACCEPTED this 27th day of December of 2016

UNITED AIRLINES, INC.

/s/ Gerald Laderman
Signature

Gerald Laderman
Printed Name

Senior Vice President Finance,
Procurement and Treasurer
Title

UAL-LA-1604287
Certain ***	LA Page 3